UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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VOYA MUTUAL FUNDS

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF AN INFORMATION STATEMENT
Relating to
 Voya Multi-Manager Emerging Markets Equity Fund
(a series of Voya Mutual Funds)
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258-2034
1-800-992-0180
This communication (the “Notice”) presents only an overview of a more complete Information Statement that is available to you on the internet relating to Voya Multi-Manager Emerging Markets Equity Fund (the “Fund”), a series of Voya Mutual Funds (the “Registrant”). The Information Statement details a sub-adviser change relating to the Fund. In connection with its duties as the investment adviser for the Registrant, Voya Investments, LLC (the “Investment Adviser”) reviews and evaluates the Registrant’s sub-advisers on an ongoing basis.
At a meeting held on May 11, 2023, the Board of Trustees of the Registrant (the “Board”) approved the selection of Sustainable Growth Advisers, LP (the “New Sub-Adviser”) pursuant to a sub-advisory agreement effective at the close of business on July 14, 2023 to replace Van Eck Associates Corporation, a prior sub-adviser to the Fund, and related changes to the Fund’s principal investment strategies and portfolio managers. Delaware Investments Fund Advisers and Voya Investment Management Co. LLC will continue to serve as sub-advisers to the Fund. A prospectus supplement describing these and other changes was mailed to shareholders on or about May 19, 2023.
The appointment of the New Sub-Adviser was effected in accordance with an exemptive order (the “Order”) that the U.S Securities and Exchange Commission granted to the Registrant permitting the Investment Adviser to enter into and materially amend sub-advisory agreements with unaffiliated and certain affiliated sub-advisers solely with Board approval, subject to certain conditions, and without obtaining shareholder approval. Consequently, the Registrant is not soliciting proxies to approve this change. The Order does, however, require that an information statement be provided to you containing much of the same information that would have been included in a proxy statement soliciting approval of a new sub-advisory agreement. In lieu of physical or electronic mail delivery of the Information Statement (other than on request as described below), the Fund will make the Information Statement available to you online.
The Information Statement will be available to review on the Internet at http://www.proxyvote.com/voya until November 27, 2023. A paper or email copy of the Information Statement may be obtained, without charge, by contacting the Fund at the address or phone number listed above. If you want to receive a paper or email copy of the Information Statement, you must request one no later than August 28, 2024.

INFORMATION STATEMENT
August 28, 2023
Voya Multi-Manager Emerging Markets Equity Fund
(A series of Voya Mutual Funds)
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258-2034
1-800-992-0180
Voya Multi-Manager Emerging Markets Equity Fund is not asking you for a proxy regarding the sub-advisory agreement and you are requested not to send a proxy with respect to this Information Statement.

INTRODUCTION
Why did you send me this booklet?
This booklet includes an information statement (“Information Statement”) for Voya Multi-Manager Emerging Markets Equity Fund (the “Fund”), in which you have an interest. This Information Statement is furnished in connection with the approval of a new sub-advisory agreement for the Fund. The Fund is a separate series of Voya Mutual Funds (the “Registrant”). This Information Statement will be provided on or about August 28, 2023 to shareholders of record as of the close of business on July 14, 2023 (the “Record Date”).
How can I obtain more information about the Fund?
Should you have any questions about the Fund, please do not hesitate to contact Shareholder Services toll free at 1-800-992-0180. A copy of the current prospectus, Statement of Additional Information (“SAI”), annual report, and semi-annual report is available, without charge, on the Internet at https://individuals.voya.com/literature or by contacting the Fund at:
Voya Investment Management
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258-2034
1-800-992-0180

NOTICE OF NEW SUB-ADVISORY AGREEMENT
What is happening?
At a meeting held on May 11, 2023, the Board of Trustees of the Registrant (the “Board”) approved the following changes with respect to the Fund: (i) the removal of Van Eck Associates Corporation (“VanEck”) as a sub-adviser to the Fund, effective at the close of business on July 14, 2023; (ii) the appointment of Sustainable Growth Advisers, LP (“SGA” or the “New Sub-Adviser”) as a sub-adviser to the Fund, pursuant to a sub-advisory agreement, effective at the close of business on July 14, 2023 (the “New Sub-Advisory Agreement”); and (iii) related changes to the Fund’s principal investment strategies and portfolio managers, effective at the close of business on July 14, 2023. Delaware Investments Fund Advisers (“DIFA”) and Voya Investment Management Co. LLC (“Voya IM”) will continue to serve as sub-advisers to the Fund. A prospectus supplement describing these and other changes was mailed to shareholders on or about May 19, 2023.
The Fund and Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”) have obtained an exemptive order from the U.S. Securities and Exchange Commission (the “SEC”) that permits the Investment Adviser to enter into a sub-advisory agreement with one or more sub-advisers, including certain affiliated sub-advisers, on behalf of a fund that it manages without obtaining shareholder approval of the new agreement subject to certain conditions, including that the Investment Adviser furnishes shareholders of an affected fund with certain information about the new sub-advisory agreement or agreements. This Information Statement is intended to comply with that condition.
Who is the New Sub-Adviser?
Effective at the close of business on July 14, 2023, SGA became a sub-adviser to the Fund, joining DIFA and Voya IM. Please see Appendix A for a listing of the names, address, and the principal occupations of the principal executive officers of the New Sub-Adviser.
Sustainable Growth Advisers, LP
SGA was co-founded by George P. Fraise, Gordon M. Marchand, and Robert L. Rohn in 2003. SGA is a registered investment adviser and provides investment advice to institutional and individual clients, private investment companies, and mutual funds. SGA is located at 301 Tresser Boulevard, Suite 1310, Stamford, Connecticut 06901. As of June 30, 2023, SGA managed approximately $24.4 billion, of which $21.9 billion was regulatory assets under management and $2.5 billion was model/emulation assets under contract. Model/emulation assets refer to assets that SGA is under contract to deliver a model portfolio to and are not considered regulatory assets under management.
The following individuals are jointly responsible for the day-to-day management of the Fund.

Portfolio Manager	Sub-Adviser	Fund	Recent Professional Experience
HK Gupta	SGA	Voya Multi-Manager Emerging Markets Equity Fund
Mr. Gupta, Principal, Analyst, and Portfolio Manager
on the SGA Investment Committee, has been with
SGA since 2014. He is a portfolio manager of SGA’s
US Large Cap Growth, Global Growth, Emerging
Markets Growth, and Global Mid-Cap Growth
Portfolios. Prior to joining SGA, Mr. Gupta was a
Senior Analyst at MDR Capital Management and an
Associate Managing Director at Iridian Asset
Management. He also worked as an Investment
Banking Associate at Bank of America Merrill Lynch,
and advised industrials and financials clients on
private placements and M&A. Prior to that, Mr.
Gupta spent three years in the industry as a Product
and Program Manager at Amazon.com and led the
launch of Amazon’s Japanese and German
merchant platforms.

Portfolio Manager	Sub-Adviser	Fund	Recent Professional Experience
Kishore Rao	SGA	Voya Multi-Manager Emerging Markets Equity Fund
Mr. Rao, Principal, Analyst, and Portfolio Manager on
the SGA Investment Committee, also sits on the
SGA Executive Committee. He has been with SGA
since 2004. He is a portfolio manager of SGA’s US
Large Cap Growth, Global Growth, International
Growth, Emerging Markets Growth, and Global
Mid-Cap Growth Portfolios. Prior to joining SGA, Mr.
Rao was a member of the investment team at
Trident Capital and was a Founder and General
Manager of the Street Events division of CCBN. Prior
to that, he was an Investment Analyst at Tiger
Management following healthcare services and
software companies and an Analyst at Wellington
Management following semiconductor equipment.

Robert Rohn	SGA	Voya Multi-Manager Emerging Markets Equity Fund
Mr. Rohn, Co-Founding Principal, Analyst, and
Portfolio Manager on the SGA Investment
Committee, also sits on SGA’s Executive Committee.
He is a portfolio manager of SGA’s US Large Cap
Growth, Global Growth, Emerging Markets Growth,
and Global Mid-Cap Growth Portfolios. Prior to
co-founding SGA, Mr. Rohn was a portfolio manager
and principal with W.P. Stewart & Co., Ltd. where he
was CEO of the firm’s core U.S. investment business
and Chairman of the Management Committee. Prior
to that, he was a Vice President with Yeager, Wood &
Marshall, Inc., where he was a member of the
Investment Policy Committee with responsibilities in
equity analysis and portfolio management
(1988-1991). Mr. Rohn began his career in 1983 at
J.P. Morgan where he was an officer in Corporate
Finance.

Who was the former sub-adviser?
VanEck acted as a sub-adviser to the Fund until the close of business on July 14, 2023 pursuant to a sub-advisory agreement, dated August 24, 2015 (the “Prior Sub-Advisory Agreement”).
VanEck has been an investment adviser since 1955 and also acts as adviser or sub-adviser to other mutual funds, ETFs, other pooled investment vehicles, and separate accounts. Jan F. van Eck and members of his family own 100% of the voting stock of VanEck. The principal address of VanEck is 666 Third Avenue, 9th Floor, New York, New York 10017-4033.
How did this change affect the management of the Fund?
From the open of business on June 30, 2023 through the close of business on July 14, 2023, the Fund entered a transition period during which time the Fund’s assets managed by VanEck were allocated to SGA. As of July 14, 2023, Messrs. Gupta, Rao, and Rohn of SGA became portfolio managers for the portion of the Fund’s assets previously managed by VanEck.
Were there changes to the name of the Fund, its investment objective, or principal investment strategies?
As described in the supplement to the Fund’s prospectus dated May 19, 2023, changes have been made to the principal investment strategy in connection with the appointment of SGA as a sub-adviser to the Fund. These changes to the principal investment strategy became effective at the close of business July 14, 2023. No changes were made to the Fund’s name or investment objective.
The following chart compares the prior principal investment strategy to the current principal investment strategy effective at the close of business July 14, 2023.

	Prior Strategy	Current Strategy
Investment Strategies
Under normal market conditions, the Fund invests at
least 80% of its net assets (plus borrowings for investment
purposes) in equity securities of issuers in emerging
markets. The Fund will provide shareholders with at least
60 days’ prior notice of any change in this investment
policy.
The Fund currently considers developing or emerging
market countries to include most countries in the world
except Australia, Canada, Japan, New Zealand, Hong
Kong, Singapore, the United Kingdom, the U.S., and
most of the countries of Western Europe. An emerging
market company is one (i) that is organized under the
laws of, or has a principal place of business in, an
emerging market; (ii) for which the principal securities
market is in an emerging market; (iii) that derives at
least 50% of its total revenues or profits from goods
that are produced or sold, investments made, or services
performed in an emerging market; or (iv) at least 50%
of the assets of which are located in an emerging market.
The Fund may invest in companies of any market
capitalization.
Equity securities may include common stock, preferred
stock, convertible securities, depositary receipts,
participatory notes, trust or partnership interests, warrants and rights to buy common stock, and privately placed
securities. The Fund may also invest in real estate-related
securities including real estate investment trusts (“REITs”)
and non-investment grade bonds (high-yield or “junk
bonds”).
The Fund may invest in derivatives, including but not
limited to, futures, options, swaps, and forward foreign
currency exchange contracts as a substitute for securities
in which the Fund can invest; to hedge various
investments; to seek to reduce currency deviations, where
practicable, for the purpose of risk management; to seek
to increase the Fund’s gains; and for the efficient
management of cash flows.
The Fund may invest in securities denominated in U.S.
dollars, other major reserve currencies, such as the euro,
yen and pound sterling, and currencies of other countries
in which it can invest. The Fund typically maintains full
currency exposure to those markets in which it invests.
However, the Fund may, from time to time, hedge a portion
of its foreign currency exposure into the U.S. dollar.
The Fund may invest in other investment companies,
including exchange-traded funds (“ETFs”), to the extent
permitted under the Investment Company Act of 1940,
as amended, and the rules and regulations thereunder,
and under the terms of applicable no-action relief or
exemptive orders granted thereunder.
The Investment Adviser allocates the Fund’s assets to
different sub-advisers. When selecting sub-advisers, the
Investment Adviser takes into account a wide variety
of factors and considerations, including among other
things the investment strategy of a potential sub-adviser,
its personnel, and its fit with other sub-advisers to the
Fund. Among those, the Investment Adviser will typically
consider the extent to which a potential sub-adviser takes
into account environmental, social, and governance
(“ESG”) factors as part of its investment process. ESG
factors will be only one of many considerations in the
Investment Adviser’s evaluation of any potential
sub-adviser; the extent to which ESG factors will affect
the Investment Adviser’s decision to retain a sub-adviser,
if at all, will depend on the analysis and judgment of
the Investment Adviser.
Delaware Investments Fund Advisers (“DIFA”), Van Eck

Under normal market conditions, the Fund invests at
least 80% of its net assets (plus borrowings for investment
purposes) in equity securities of issuers in emerging
markets. The Fund will provide shareholders with at least
60 days’ prior notice of any change in this investment
policy.
The Fund currently considers developing or emerging
market countries to include most countries in the world
except Australia, Canada, Japan, New Zealand, Hong
Kong, Singapore, the United Kingdom, the U.S., and
most of the countries of Western Europe. An emerging
market company is one (i) that is organized under the
laws of, or has a principal place of business in, an
emerging market; (ii) for which the principal securities
market is in an emerging market; (iii) that derives at
least 50% of its total revenues or profits from goods
that are produced or sold, investments made, or services
performed in an emerging market; or (iv) at least 50%
of the assets of which are located in an emerging market.
The Fund may invest in companies of any market
capitalization.
Equity securities may include common stock, preferred
stock, convertible securities, depositary receipts,
participatory notes, trust or partnership interests, warrants and rights to buy common stock, and privately placed
securities. The Fund may also invest in real estate-related
securities including real estate investment trusts (“REITs”)
and non-investment grade bonds (high-yield or “junk
bonds”).
The Fund may invest in derivatives, including but not
limited to, futures, options, swaps, and forward foreign
currency exchange contracts as a substitute for securities
in which the Fund can invest; to hedge various
investments; to seek to reduce currency deviations, where
practicable, for the purpose of risk management; to seek
to increase the Fund’s gains; and for the efficient
management of cash flows.
The Fund may invest in securities denominated in U.S.
dollars, other major reserve currencies, such as the euro,
yen and pound sterling, and currencies of other countries
in which it can invest. The Fund typically maintains full
currency exposure to those markets in which it invests.
However, the Fund may, from time to time, hedge a portion
of its foreign currency exposure into the U.S. dollar.
The Fund may invest in other investment companies,
including exchange-traded funds (“ETFs”), to the extent
permitted under the Investment Company Act of 1940,
as amended, and the rules and regulations thereunder,
and under the terms of applicable no-action relief or
exemptive orders granted thereunder.
The Investment Adviser allocates the Fund’s assets to
different sub-advisers. When selecting sub-advisers, the
Investment Adviser takes into account a wide variety
of factors and considerations, including among other
things the investment strategy of a potential sub-adviser,
its personnel, and its fit with other sub-advisers to the
Fund. Among those, the Investment Adviser will typically
consider the extent to which a potential sub-adviser takes
into account environmental, social, and governance
(“ESG”) factors as part of its investment process. ESG
factors will be only one of many considerations in the
Investment Adviser’s evaluation of any potential
sub-adviser; the extent to which ESG factors will affect
the Investment Adviser’s decision to retain a sub-adviser,
if at all, will depend on the analysis and judgment of
the Investment Adviser.
Delaware Investments Fund Advisers (“DIFA”), Sustainable

Prior Strategy	Current Strategy

Associates Corporation (“VanEck”), and Voya Investment
Management Co. LLC (“Voya IM”) (each, a “Sub-Adviser”
and collectively, the “Sub-Advisers”) provide the day-to-day management of the Fund. The Sub-Advisers act
independently of each other and use their own
methodology for selecting investments. The Investment
Adviser will determine the amount of Fund assets allocated
to each Sub-Adviser.
Each Sub-Adviser may sell securities for a variety of
reasons, such as to secure gains, limit losses, or redeploy
assets into opportunities believed to be more promising,
among others.
The Fund may lend portfolio securities on a short-term
or long-term basis, up to 33 1∕3% of its total assets.
Delaware Investments Fund Advisers
DIFA believes that, although market price and intrinsic
business value are positively correlated in the long run,
short-term divergences can emerge. DIFA seeks to take
advantage of these divergences through a disciplined,
fundamental, bottom-up approach. DIFA seeks to invest
in companies with sustainable franchises when they are
trading at a significant discount to DIFA’s conservative
intrinsic value estimate. DIFA also prefers companies
that have large market opportunities in which to deploy
capital, ensuring that they grow faster than the overall
economy.
Fundamental bottom-up research is the core of the
investment process. DIFA’s fundamental research process
can be broken down into two main components: analyzing
a company’s sustainability and assessing its intrinsic
value. Sustainability analysis involves identification of
a company’s source of competitive advantage and the
ability of its management to maximize its return potential.
Intrinsic value assessment is typically quantitatively driven by a number of valuation methods including discounted
cash flow, replacement cost, private market transaction,
and multiples analysis. This bottom-up approach considers
current and historical macro drivers that impact a firm’s
ability to generate returns over the long-term.
Van Eck Associates Corporation
VanEck selects emerging market countries that the Fund
will invest in based on its evaluation of economic
fundamentals, legal structure, political developments,
and other specific factors VanEck believes to be relevant.
Utilizing qualitative and quantitative measures, VanEck
seeks to invest in what it believes are reasonably-priced
companies that have strong structural growth potential.
VanEck seeks attractive investment opportunities in all
areas of emerging markets, and utilizes a flexible
investment approach across all market capitalizations.
VanEck seeks to: (i) integrate financially-material ESG
factors into the Fund’s investment process; and (ii) reduce
material exposure to issuers that VanEck deems
controversial in the ESG universe.
Voya Investment Management Co. LLC
Voya IM employs a “passive management” approach
designed to track the performance of the FTSE Emerging
Plus Korea Select Factor Index (the “Index”). The Index
is designed to capture risk premium through exposure
to five factors that contribute to emerging market equity
performance. These five factors include Momentum,
Quality, Size, Value and Low Volatility. As a result of the
five factor selection process, the Index may be focused
in one or more industries, which may change from time
to time. As of December 31, 2022, a portion of the
Index was focused in the materials and technology sectors.
Voya IM seeks to replicate the performance of the Index,
meaning it generally will invest in all of the securities

Growth Advisers, LP (“SGA”), and Voya Investment
Management Co. LLC (“Voya IM”) (each, a “Sub-Adviser”
and collectively, the “Sub-Advisers”) provide the day-to-day management of the Fund. The Sub-Advisers act
independently of each other and use their own
methodology for selecting investments. The Investment
Adviser will determine the amount of Fund assets allocated
to each Sub-Adviser.
Each Sub-Adviser may sell securities for a variety of
reasons, such as to secure gains, limit losses, or redeploy
assets into opportunities believed to be more promising,
among others.
The Fund may lend portfolio securities on a short-term
or long-term basis, up to 33 1∕3% of its total assets.
Delaware Investments Fund Advisers
DIFA believes that, although market price and intrinsic
business value are positively correlated in the long run,
short-term divergences can emerge. DIFA seeks to take
advantage of these divergences through a disciplined,
fundamental, bottom-up approach. DIFA seeks to invest
in companies with sustainable franchises when they are
trading at a significant discount to DIFA’s conservative
intrinsic value estimate. DIFA also prefers companies
that have large market opportunities in which to deploy
capital, ensuring that they grow faster than the overall
economy.
Fundamental bottom-up research is the core of the
investment process. DIFA’s fundamental research process
can be broken down into two main components: analyzing
a company’s sustainability and assessing its intrinsic
value. Sustainability analysis involves identification of
a company’s source of competitive advantage and the
ability of its management to maximize its return potential.
Intrinsic value assessment is typically quantitatively driven by a number of valuation methods including discounted
cash flow, replacement cost, private market transaction,
and multiples analysis. This bottom-up approach considers
current and historical macro drivers that impact a firm’s
ability to generate returns over the long-term.
Sustainable Growth Advisers, LP
SGA is focused on identifying and owning the rare
businesses which generate predictable, sustainable
earnings and cash flow growth over time with lower
variability. SGA’s objective is to translate earnings growth into portfolio returns. The companies in which SGA invests
have unique characteristics that lead to a high degree
of predictability, strong profitability, and well above average earnings and cash flow growth. These characteristics
include pricing power, recurring revenues, and secular
growth opportunity, as well as financial and management
strength. SGA’s emerging markets growth strategy focuses
solely on the companies they believe will also benefit
in a sustained way from rising incomes and increasing
consumption within developing economies.
Voya Investment Management Co. LLC
Voya IM employs a “passive management” approach
designed to track the performance of the FTSE Emerging
Plus Korea Select Factor Index (the “Index”). The Index
is designed to capture risk premium through exposure
to five factors that contribute to emerging market equity
performance. These five factors include Momentum,
Quality, Size, Value and Low Volatility. As a result of the
five factor selection process, the Index may be focused
in one or more industries, which may change from time
to time. As of December 31, 2022, a portion of the
Index was focused in the materials and technology sectors.
Voya IM seeks to replicate the performance of the Index,
meaning it generally will invest in all of the securities

Prior Strategy	Current Strategy

in the Index in weightings consistent with that of the
Index. The Fund’s portfolio may not always hold all of
the same securities as the Index. Voya IM may also invest
in ETFs, stock index futures and other derivatives as a
substitute for the sale or purchase of securities in the
Index and to provide equity exposure to the Fund’s cash
position. Although Voya IM attempts to track, as closely
as possible, the performance of the Index, the Fund’s
portfolio does not always perform exactly like the Index.
Unlike the Index, the Fund has operating expenses and
transaction costs and therefore has a performance
disadvantage versus the Index.

in the Index in weightings consistent with that of the
Index. The Fund’s portfolio may not always hold all of
the same securities as the Index. Voya IM may also invest
in ETFs, stock index futures and other derivatives as a
substitute for the sale or purchase of securities in the
Index and to provide equity exposure to the Fund’s cash
position. Although Voya IM attempts to track, as closely
as possible, the performance of the Index, the Fund’s
portfolio does not always perform exactly like the Index.
Unlike the Index, the Fund has operating expenses and
transaction costs and therefore has a performance
disadvantage versus the Index.

What are the key risks of investing in the Fund after the changes to the principal investment strategies?
In conjunction with the changes made to the principal investment strategy described above, changes were also made to the principal investment risks of the Fund. The following chart compares the prior principal investment risks to the current principal investment risks. These changes were effective at the close of business on July 14, 2023.
Risks	Prior Principal Risks	Current Principal Risks
China Investing Risks: The Chinese economy is generally considered an emerging and volatile market. Although China has experienced a relatively stable political environment in recent years, there is no guarantee that such stability will be maintained in the future. Significant portions of the Chinese securities markets may become rapidly illiquid because Chinese issuers have the ability to suspend the trading of their equity securities under certain circumstances, and have shown a willingness to exercise that option in response to market volatility, epidemics, pandemics, adverse economic, market or political events, and other events. Political, regulatory and diplomatic events, such as the U.S.-China “trade war” that intensified in 2018, could have an adverse effect on the Chinese or Hong Kong economies and on related investments. In addition, there may be restrictions on investments in
Chinese companies. For example, on November 12, 2020, the President of the
United States signed an Executive Order prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. government as “Communist Chinese military companies.” The list of such companies can change from time to time, and as a result of forced selling or inability to participate in an investment the Investment Adviser/Sub-Adviser otherwise believes is attractive, the
Fund may incur losses.• Investing through Stock Connect: Shares in mainland
China-based companies that trade on Chinese stock exchanges such as the Shanghai
Stock Exchange and the Shenzhen Stock Exchange (“China A-Shares”) may be
purchased directly or indirectly through the Shanghai-Hong Kong Stock Connect
(“Stock Connect”), a mutual market access program designed to, among other things, enable foreign investment in the People’s Republic of China (“PRC”) via brokers in
Hong Kong. There are significant risks inherent in investing in China A-Shares through
Stock Connect. The underdeveloped state of PRC’s investment and banking systems subjects the settlement, clearing, and registration of China A-Shares transactions to heightened risks. Stock Connect can only operate when both PRC and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, if either or both markets are closed on a U.S. trading day, the Fund may not be able to dispose of its China
A-Shares in a timely manner, which could adversely affect the Fund’s performance.
✔
Company: The price of a company’s stock could decline or underperform for many reasons, including, among others, poor management, financial problems, reduced demand for the company’s goods or services, regulatory fines and judgments, or business challenges. If a company is unable to meet its financial obligations, declares bankruptcy, or becomes insolvent, its stock could become worthless.
	✔	✔
Convertible Securities: Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with fixed-income instruments, such as interest rate risk and credit risk. In addition, because convertible securities react to changes in the value of the underlying stock, they are subject to market risk.
	✔	✔
Credit: The Fund could lose money if the issuer or guarantor of a fixed-income instrument in which the Fund invests, or the counterparty to a derivative contract the
Fund entered into, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services, or otherwise) as unable or unwilling, to meet its financial obligations.
	✔	✔

Risks	Prior Principal Risks	Current Principal Risks
Currency: To the extent that the Fund invests directly or indirectly in foreign (non-U.S.)
currencies or in securities denominated in, or that trade in, foreign (non-U.S.)
currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S.
dollar will decline in value relative to the currency being hedged by the Fund through foreign currency exchange transactions.
	✔	✔
Derivative Instruments: Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying asset, reference rate, or index credit risk with respect to the counterparty, risk of loss due to changes in market interest rates, liquidity risk, valuation risk, and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on the Fund and exaggerate any increase or decrease in the net asset value. Derivatives may not perform as expected, so the
Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the asset, reference rate, or index being hedged. When used as an alternative or substitute for direct cash investment, the return provided by the derivative may not provide the same return as direct cash investment.
	✔	✔
Environmental, Social, and Governance (Equity): A Sub-Adviser’s consideration of ESG factors in selecting investments for the Fund is based on information that is not standardized, some of which can be qualitative and subjective by nature. A
Sub-Adviser’s assessment of ESG factors in respect of a company may rely on third party data that might be incorrect or based on incomplete or inaccurate information.
There is no minimum percentage of the Fund’s assets that will be invested in companies that a Sub-Adviser views favorably in light of ESG factors, and the
Sub-Adviser may choose not to invest in companies that compare favorably to other companies on the basis of ESG factors. It is possible that the Fund will have less exposure to certain companies due to a Sub-Adviser’s assessment of ESG factors than other comparable mutual funds. There can be no assurance that an investment selected by a Sub-Adviser, which includes its consideration of ESG factors, will provide more favorable investment performance than another potential investment, and such an investment may, in fact, underperform other potential investments.
	✔	✔
Environmental, Social, and Governance (Multi-Manager): The Investment Adviser’s
consideration of ESG factors in selecting sub-advisers for the Fund is based on information that is not standardized, some of which can be qualitative and subjective by nature. There is no minimum percentage of the Fund’s assets that will be allocated to sub-advisers that consider ESG factors as part of their investment processes, and the Investment Adviser may choose to select sub-advisers that do not consider ESG factors as part of their investment processes. It is possible that the
Fund will have less exposure to ESG-focused strategies than other comparable mutual funds. There can be no assurance that a sub-adviser selected by the Investment
Adviser, which includes its consideration of ESG factors, will provide more favorable investment performance than another potential sub-adviser, and such a sub-adviser may, in fact, underperform other potential sub-advisers.
	✔	✔
Focused Investing (Index): To the extent that the Fund’s benchmark or other index is substantially composed of securities in a particular industry, sector, market segment, or geographic area, the Fund may allocate its investments to approximately the same extent as the index as part of its investment strategy. As a result, the Fund may be more sensitive to financial, economic, business, political, regulatory, and other developments and conditions, including natural or other disasters, affecting issuers in a particular industry, sector, market segment, or geographic area in which the Fund focuses its investments, and if securities of such industry, sector, market segment, or geographic area fall out of favor, the Fund could underperform, or be more volatile than, a fund that has greater diversification.
	✔	✔
Materials Sector: Companies involved in the materials sector includes companies in the following industry groups: forestry and paper, chemicals, industrial metals, and mining. Investments in companies involved in the materials sector may be adversely impacted by changes in commodity prices or exchange rates, depletion of resources, over-production, litigation, and government regulations, among other factors. The chemicals industry may be significantly affected by intense competition, product obsolescence, raw materials prices, and government regulation, and may be subject to risks associated with the production, handling, disposal of hazardous components, and litigation and claims arising out of environmental contamination.
✔

Risks	Prior Principal Risks	Current Principal Risks
Technology Sector: Investments in companies involved in the technology sector are subject to significant competitive pressures, such as aggressive pricing of products or services, new market entrants, competition for market share, short product cycles due to an accelerated rate of technological developments, evolving industry standards, changing customer demands, and the potential for limited earnings and/or falling profit margins. The failure of a company to adapt to such changes could have a material adverse effect on the company’s business, results of operations, and financial condition. These companies also face the risks that new services, equipment, or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of these companies and, as a result, the values of their securities. Many companies involved in the technology sector have limited operating histories, and prices of these companies’ securities historically have been more volatile than those of many other companies’ securities, especially over the short term.
	✔	✔
Foreign (Non-U.S.) Investments/Developing and Emerging Markets: Investing in foreign
(non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due, in part, to: smaller markets; differing reporting, accounting, auditing, and financial reporting standards and practices; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the U.S. or other governments and supranational organizations.
Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country, or region may adversely impact investments or issuers in another market, country, or region.
Foreign (non-U.S.) investment risks may be greater in developing and emerging markets than in developed markets.
	✔	✔
Growth Investing: Prices of growth-oriented stocks are more sensitive to investor perceptions of the issuer’s growth potential and may fall quickly and significantly if investors suspect that actual growth may be less than expected. There is a risk that funds that invest in growth-oriented stocks may underperform other funds that invest more broadly. Growth-oriented stocks tend to be more volatile than value-oriented stocks, and may underperform the market as a whole over any given time period.
	✔	✔
High-Yield Securities: Lower-quality securities (including securities that have fallen below investment grade and are classified as “junk bonds” or “high-yield securities”)
have greater credit risk and liquidity risk than higher-quality (investment grade)
securities, and their issuers' long-term ability to make payments is considered speculative. Prices of lower-quality bonds or other fixed-income instruments are also more volatile, are more sensitive to negative news about the economy or the issuer, and have greater liquidity risk and price volatility.
	✔	✔
Index Strategy (Fund): The index selected may underperform the overall market. To the extent the Fund (or a portion of the Fund) seeks to track an index’s performance, the Fund will not use defensive strategies or attempt to reduce its exposure to poor performing securities in the index. To the extent the Fund’s investments track its target index, such Fund may underperform other funds that invest more broadly.
Errors in index data, index computations or the construction of the index in accordance with its methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the Fund. The correlation between the Fund’s performance and index performance may be affected by the Fund’s expenses and the timing of purchases and redemptions of the Fund’s shares. In addition, the Fund’s actual holdings might not match the index and the Fund’s effective exposure to index securities at any given time may not precisely correlate.
	✔	✔

Risks	Prior Principal Risks	Current Principal Risks
Interest Rate: A rise in market interest rates generally results in a fall in the value of bonds and other fixed-income instruments; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is to changes in market interest rates. Duration is a measure of sensitivity of the price of a fixed-income instrument to a change in interest rate. As of the date of this Prospectus, the U.S. is experiencing a rising market interest rate environment, which may increase the Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. To the extent that the Fund invests in fixed-income instruments, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. Increased redemptions may cause the
Fund to liquidate portfolio positions when it may not be advantageous to do so and may lower returns. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential future changes in government policy may affect interest rates. Negative or very low interest rates could magnify the risks associated with changes in interest rates. In general, changing interest rates, including rates that fall below zero, could have unpredictable effects on markets and may expose fixed-income and related markets to heightened volatility. Changes to monetary policy by the U.S. Federal Reserve Board or other regulatory actions could expose fixed-income and related markets to heightened volatility, interest rate sensitivity, and reduced liquidity, which may impact the Fund’s operations and return potential.
	✔	✔
Investing through Stock Connect: Shares in mainland China-based companies that trade on Chinese stock exchanges such as the Shanghai Stock Exchange and the
Shenzhen Stock Exchange (“China A-Shares”) may be purchased directly or indirectly through the Shanghai-Hong Kong Stock Connect (“Stock Connect”), a mutual market access program designed to, among other things, enable foreign investment in the
People’s Republic of China (“PRC”) via brokers in Hong Kong. There are significant risks inherent in investing in China A-Shares through Stock Connect. The underdeveloped state of PRC’s investment and banking systems subjects the settlement, clearing, and registration of China A-Shares transactions to heightened risks. Stock Connect can only operate when both PRC and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, if either or both markets are closed on a
U.S. trading day, the Fund may not be able to dispose of its China A-Shares in a timely manner, which could adversely affect the Fund’s performance.The Chinese economy is generally considered an emerging and volatile market. Significant portions of the Chinese securities markets may become rapidly illiquid because
Chinese issuers have the ability to suspend the trading of their equity securities under certain circumstances, and have shown a willingness to exercise that option in response to market volatility, epidemics, pandemics, adverse economic, market or political events, and other events. In addition, there may be restrictions on investments in Chinese companies. For example, on November 12, 2020, the
President of the United States signed an Executive Order prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. government as “Communist Chinese military companies.” The list of such companies can change from time to time, and as a result of forced selling or inability to participate in an investment the Investment Adviser/Sub-Adviser otherwise believes is attractive, the Fund may incur losses.
✔
Investment Model: A Sub-Adviser’s proprietary model may not adequately take into account existing or unforeseen market factors or the interplay between such factors.
Funds that are actively managed, in whole or in part, according to a quantitative investment model can perform differently from the market, based on the investment model and the factors used in the analysis, the weight placed on each factor, and changes from the factors’ historical trends. Mistakes in the construction and implementation of the investment models (including, for example, data problems and/or software issues) may create errors or limitations that might go undetected or are discovered only after the errors or limitations have negatively impacted performance. There is no guarantee that the use of these investment models will result in effective investment decisions for the Fund.
	✔	✔

Risks	Prior Principal Risks	Current Principal Risks
Liquidity: If a security is illiquid, the Fund might be unable to sell the security at a time when the Fund’s manager might wish to sell, or at all. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, exposing the Fund to the risk that the prices at which it sells illiquid securities will be less than the prices at which they were valued when held by the Fund, which could cause the Fund to lose money. The prices of illiquid securities may be more volatile than more liquid securities, and the risks associated with illiquid securities may be greater in times of financial stress.
	✔	✔
Market: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, market disruptions caused by trade disputes or other factors, political developments, and other factors. Prices of equity securities tend to rise and fall more dramatically than those of fixed-income instruments. Additionally, legislative, regulatory, or tax policies or developments may adversely impact the investment techniques available to a manager, add to costs and impair the ability of the Fund to achieve its investment objectives.
	✔	✔
Market Capitalization: Stocks fall into three broad market capitalization categories:
large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-capitalization companies causing a fund that invests in these companies to increase in value more rapidly than a fund that invests in large-capitalization companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, more limited publicly available information, and a more limited trading market for their stocks as compared with large-capitalization companies. As a result, stocks of mid- and small-capitalization companies may be more volatile and may decline significantly in market downturns.
	✔	✔
Market Disruption and Geopolitical: The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the
United States. Wars, terrorism, global health crises and pandemics, and other geopolitical events that have led, and may continue to lead, to increased market volatility and may have adverse short- or long-term effects on U.S., and global economies and markets, generally. For example, the COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange suspensions and closures, declines in global financial markets, higher default rates, supply chain disruptions, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, military action by Russia in Ukraine has, and may continue to, adversely affect global energy and financial markets and therefore could affect the value of the Fund’s investments, including beyond the Fund’s direct exposure to Russian issuers or nearby geographic regions. The extent and duration of the military action, sanctions, and resulting market disruptions are impossible to predict and could be substantial. Those events as well as other changes in foreign (non-U.S.) and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Fund’s investments. Any of these occurrences could disrupt the operations of the Fund and of the Fund’s service providers.
	✔	✔

Risks	Prior Principal Risks	Current Principal Risks
Other Investment Companies: The main risk of investing in other investment companies, including ETFs, is the risk that the value of an investment company’s underlying investments might decrease. Shares of investment companies that are listed on an exchange may trade at a discount or premium from their net asset value.
You will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the Fund’s expenses. The investment policies of the other investment companies may not be the same as those of the Fund; as a result, an investment in the other investment companies may be subject to additional or different risks than those to which the Fund is typically subject. In addition, shares of ETFs may trade at a premium or discount to net asset value and are subject to secondary market trading risks. Secondary markets may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods in times of market stress because market makers and authorized participants may step away from making a market in an ETF’s shares, which could cause a material decline in the ETF’s net asset value.
	✔	✔
Prepayment and Extension: Many types of fixed-income instruments are subject to prepayment and extension risk. Prepayment risk is the risk that the issuer of a fixed-income instrument will pay back the principal earlier than expected. This risk is heightened in a falling market interest rate environment. Prepayment may expose the
Fund to a lower rate of return upon reinvestment of principal. Also, if a fixed-income instrument subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Extension risk is the risk that the issuer of a fixed-income instrument will pay back the principal later than expected.
This risk is heightened in a rising market interest rate environment. This may negatively affect performance, as the value of the fixed-income instrument decreases when principal payments are made later than expected. Additionally, the Fund may be prevented from investing proceeds it would have received at a given time at the higher prevailing interest rates.
	✔	✔
Real Estate Companies and Real Estate Investment Trusts: Investing in real estate companies and REITs may subject the Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, market interest rates, zoning laws, regulatory limitations on rents, property taxes, overbuilding, high foreclosure rates, and operating expenses in addition to terrorist attacks, wars, or other acts that destroy real property. In addition, REITs may also be affected by tax and regulatory requirements in that a REIT may not qualify for favorable tax treatment or regulatory exemptions. Investments in REITs are affected by the management skill of the REIT’s sponsor. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests.
	✔	✔
Securities Lending: Securities lending involves two primary risks: “investment risk”
and “borrower default risk.” When lending securities, the Fund will receive cash or
U.S. government securities as collateral. Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower.
Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Fund to be more volatile. The use of leverage may increase expenses and increase the impact of the Fund’s other risks.
	✔	✔
Value Investing: Securities that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in market interest rates, corporate earnings and industrial production. The manager may be wrong in its assessment of a company’s value and the securities the Fund holds may not reach their full values. Risks associated with value investing include that a security that is perceived by the manager to be undervalued may actually be appropriately priced and, thus, may not appreciate and provide anticipated capital growth. The market may not favor value-oriented securities and may not favor equities at all. During those periods, the Fund’s relative performance may suffer. There is a risk that funds that invest in value-oriented securities may underperform other funds that invest more broadly.
	✔	✔

What are the terms of the New Sub-Advisory Agreement?
The description of the New Sub-Advisory Agreement that follows is qualified in its entirety by reference to the copy of the form of the New Sub-Advisory Agreement included in Appendix B. The New Sub-Advisory Agreement is substantially similar to the Prior Sub-Advisory Agreement.
Fees. The Investment Adviser and not the Fund is responsible for any fees due under the New Sub-Advisory Agreement and was responsible for any fees due under the Prior Sub-Advisory Agreement. For the fiscal year ended October 31, 2022, the Investment Adviser paid the former sub-adviser to the Fund (VanEck), DIFA and Voya IM aggregate sub-advisory fees of $2,042,808.47, which represented approximately 0.61% of the Fund’s average daily net assets.
Sub-Advisory Services. Both the Prior and New Sub-Advisory Agreements obligate the sub-adviser to provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of the Fund’s assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Fund, when these transactions should be executed, and what portion of the assets of the Fund should be held in the various securities and other investments in which it may invest.
Limitation of Liability. Both the Prior and New Sub-Advisory Agreements provide that the sub-adviser, any affiliated person of the sub-adviser, and each person, if any, who controls the sub-adviser (a) shall not be liable for any act or omission respecting any series of the Registrant that is not subject to such agreement, and (b) shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under the agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the sub-adviser’s duties, or by reason of reckless disregard of the sub-adviser’s obligations and duties under the agreement.
Term and Continuance. After an initial two-year term, the New Sub-Advisory Agreement continues in effect from year to year so long as such continuance is specifically approved at least annually by (1) the Board, or (2) the vote of a majority of the outstanding voting shares of the Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), and provided that such continuance is also approved by the vote of a majority of the Board who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of the Fund or the Investment Adviser, cast in person at a meeting called for the purpose of voting on such approval. The Prior Sub-Advisory Agreement contained a substantially identical provision with respect to the term and continuance of the Prior Sub-Advisory Agreement.
Termination. The New Sub-Advisory Agreement may be terminated: (i) by the Investment Adviser at any time, upon sixty (60) days’ written notice to SGA and the Fund, (ii) at any time without payment of any penalty by the Fund, by the Fund’s Board or a majority of the outstanding voting securities of the Fund, upon sixty (60) days’ written notice to the Investment Adviser and SGA, or (iii) by SGA upon three (3) months’ written notice unless the Fund or the Investment Adviser requests additional time to find a replacement for the sub-adviser, in which case SGA shall allow the additional time requested by the Fund or Investment Adviser, not to exceed three (3) additional months beyond the initial three-month notice period; provided, however, that SGA may terminate the New Sub-Advisory Agreement at any time without penalty, effective upon written notice to the Investment Adviser and the Fund, in the event either SGA (acting in good faith) or the Investment Adviser ceases to be registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”), or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Fund, or in the event the Investment Adviser becomes bankrupt or otherwise incapable of carrying out its obligations under the agreement, or in the event that SGA does not receive compensation for its services from the Investment Adviser or the Fund as required by the terms of the New Sub-Advisory Agreement. The Prior Sub-Advisory Agreement provided for the same terms with respect to termination.
The Prior Sub-Advisory Agreement with VanEck was last approved by the Board on November 17, 2022. Pursuant to the terms of an exemptive order from the SEC that permits the Investment Adviser to enter into a sub-advisory agreement with one or more sub-advisers, the Prior Sub-Advisory Agreement was not required to be approved by the Fund’s shareholders.
What factors did the Board consider?
Section 15(c) of the 1940 Act provides that an investment company, such as the Registrant, on behalf of the Fund, can enter into a new sub-advisory agreement only if the Board, including a majority of the Board members who have no direct or indirect interest in the sub-advisory agreement, and who are not “interested persons” of the Registrant, as such term is defined in the 1940 Act (“Independent Trustees”), approve the new agreement. The Fund has been sub-advised by DIFA since its inception on October 11, 2011, VanEck since August 24, 2015, and Voya IM since August 23, 2019.
At the meeting of the Board that was held on May 11, 2023, the Board, including a majority of the Independent Trustees, considered a proposal by management and determined to: (1) appoint SGA as a sub-adviser to the Fund to replace VanEck; and (2) approve the New Sub-Advisory Agreement between the Investment Adviser and SGA under which SGA would serve as an additional sub-adviser to the Fund, along with DIFA and Voya IM.
In determining whether to approve the New Sub-Advisory Agreement with SGA with respect to the Fund, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the New Sub-Advisory Agreement should be approved for the Fund. The materials provided to the Board to inform its consideration of whether to approve the New Sub-Advisory Agreement included the following: (1) SGA’s presentation before Investment Review Committee E of the Board at its May 10, 2023 meeting; (2) memoranda and related materials provided to the Board in advance of its May 11, 2023 meeting discussing: (a) the Investment Adviser’s rationale for recommending that SGA be added as a sub-adviser to the Fund, including the Investment Adviser’s view that pairing SGA with DIFA and Voya IM would provide the Fund with a lower beta and more downside protection in an effort to improve long-term risk-adjusted returns; (b) the performance of SGA in managing its emerging markets growth strategy with such performance being compared against a relevant benchmark index; and (c) SGA’s investment philosophy and overall investment process; (3) Fund Analysis and Comparison Tables for the Fund that provide information about the projected net expense ratio of the Fund reflecting the addition of SGA as a sub-adviser; (4) SGA’s responses to inquiries from K&L Gates LLP, counsel to the Independent Trustees; (5) supporting documentation, including a copy of the form of the New Sub-Advisory Agreement; and (6) other information relevant to the Board’s evaluation.
In reaching its decision to engage SGA, the Board, including a majority of the Independent Trustees, considered a number of factors including, but not limited to, the following: (1) the Investment Adviser’s view with respect to the track record of SGA in managing its emerging markets growth strategy; (2) the nature and quality of the services to be provided by SGA under the New Sub-Advisory Agreement; (3) the personnel, operations, financial condition, and investment management capabilities, methodologies, and resources of SGA and its fit as an additional sub-adviser to the Fund; (4) the fairness of the compensation under the New Sub-Advisory Agreement in light of the services to be provided by SGA; (5) the sub-advisory fee rate payable by the Investment Adviser to SGA; (6) the proposed reductions to the Fund’s expense ratio and the fixed-rate waiver arrangement whereby a portion of the benefit of lower aggregate sub-advisory fees resulting from the addition of SGA are shared with the Fund’s shareholders; (7) SGA’s operations and compliance programs, including the policies and procedures intended to assure compliance with the federal securities laws; (8) the appropriateness of the selection of SGA in light of the Fund’s investment objective and investor base; and (9) SGA’s Code of Ethics, and related procedures for complying with that Code.
After its deliberation, the Board reached the following conclusions: (1) SGA should be appointed to serve as a sub-adviser to the Fund under the New Sub-Advisory Agreement, replacing VanEck as a sub-adviser to the Fund; (2) the sub-advisory fee rate payable by the Investment Adviser to SGA is reasonable in the context of all factors considered by the Board; and (3) SGA maintains appropriate compliance programs, with this conclusion based upon, among other things, a representation from the Fund’s Chief Compliance Officer that SGA’s compliance policies and procedures are reasonably designed to assure compliance with the federal securities laws. Based on these conclusions and other factors, the Board voted to approve the New Sub-Advisory Agreement for the Fund. During their deliberations, different Board members may have given different weight to different individual factors and related conclusions.

GENERAL INFORMATION ABOUT THE INFORMATION STATEMENT
Who are the service providers to the Fund?
Voya Investments, LLC
Voya Investments, an Arizona limited liability company, is registered with the SEC as an investment adviser. Voya Investments serves as the investment adviser to, and has overall responsibility for the management of the Fund. Voya Investments oversees all investment advisory and portfolio management services and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including, but not limited to, the following: custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.
Voya Investments began business as an investment adviser in 1994 and currently serves as investment adviser to certain registered investment companies, consisting of open-and closed-end registered investment companies and collateralized loan obligations. Voya Investments is an indirect subsidiary of Voya Financial, Inc., whose principal office is located at 230 Park Avenue, New York, New York 10169. Voya Financial, Inc. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. Voya Investments' principal office is located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. As of June 30, 2023, Voya Investments managed approximately $76.9 billion in assets.
Please see Appendix A for a listing of the names, addresses, and principal occupations of the principal executive officers of the Investment Adviser and the New Sub-Adviser. Please see Appendix C for a list of officers of the Fund that are employees of the Investment Adviser. Appendix E includes the amount of advisory fees paid by the Fund to the Investment Adviser for the past three fiscal years.
Voya Investments Distributor, LLC (the “Distributor”)
The Distributor is a Delaware limited liability company with its principal offices at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. The Distributor is an indirect subsidiary of Voya Financial, Inc. and is an affiliate of the Investment Adviser.
The Distributor is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 1-800-289-9999.
Can shareholders submit proposals for consideration in a future Proxy Statement?
The Fund is not required to hold annual meetings and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted in a reasonable time before a proxy statement for that meeting is printed and mailed. Whether a proposal is included in a proxy statement will be determined in accordance with applicable federal and state laws.
Why did my household only receive one copy of this Information Statement?
Only one copy of this Information Statement may be mailed to each household, even if more than one person in the household is a shareholder of record, unless the Fund has received contrary instructions from one or more of the household’s shareholders. If a shareholder needs an additional copy of this Information Statement, please contact Shareholder Services at 1-800-992-0180. If in the future, any shareholder does not wish to combine or wishes to recombine the mailing with household members, please inform the Fund in writing at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034 or via telephone at 1-800-992-0180.
Who pays for this Information Statement?
The Investment Adviser, or its affiliates, will pay the expenses incurred in connection with this Information Statement, including the printing, mailing, legal, and out-of-pocket expenses. These expenses are estimated to be $14,600.
How many shares were outstanding as of the Record Date?
As of July 14, 2023, the following shares of beneficial interest of the Fund were outstanding:

Class	Shares Outstanding
A	1,701,970.012
C	16,426.052
I	24,232,514.818
R	6,090.686
W	3,532,926.594
Total	29,489,928.162
Appendix D lists the persons that, as of July 14, 2023, owned beneficially or of record 5% or more of the outstanding shares of the Fund. To the best of the Fund’s knowledge, as of July 14, 2023, no Trustees or officer owned 1% or more of the outstanding shares of the Fund. As of July 14, 2023, none of the Independent Trustees nor their immediate family members owned any shares of the Investment Adviser or principal underwriter or of any entity controlling, controlled by, or under common control with the Investment Adviser or principal underwriter (not including registered investment companies).

APPENDIX A: PRINCIPAL EXECUTIVE OFFICERS
Executive Officers of Voya Investments, LLC
7337 E. Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Name and Title
Andy Simonoff – Director, President, and Chief Executive Officer
Huey P. Falgout, Jr. – Managing Director
James M. Fink – Managing Director
Jonathan Nash – Executive Vice President and Chief Investment Risk Officer
Catrina Willingham – Vice President, Chief Financial Officer, and Controller
Ericka McKenna – Vice President and Chief Compliance Officer
Joanne F. Osberg – Senior Vice President and Secretary
Michelle P. Luk – Senior Vice President and Treasurer
Executive Officers of Sustainable Growth Advisers, LP
301 Tresser Boulevard, Suite 1310
Stamford, Connecticut 06901
Name and Title
George Fraise – Principal and Executive Committee Member
Kishore Rao – Principal and Executive Committee Member
Robert Rohn – Principal and Executive Committee Member
Daniel Callaway – Chief Compliance Officer and General Counsel
Peter Seuffert – Chief Operating Officer

APPENDIX B: SUB-ADVISORY AGREEMENT
This AGREEMENT is made as of this 7th day of June 2023 between Voya Investments, LLC, an Arizona limited liability company (the “Manager”), and Sustainable Growth Advisers, L.P., a Delaware limited partnership (the “Sub-Adviser”).
WHEREAS, Voya Mutual Funds (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company; and
WHEREAS, the Fund is authorized to issue separate series, each series having its own investment objective or objectives, policies, and limitations; and
WHEREAS, the Fund may offer shares of additional series in the future; and
WHEREAS, pursuant to an Amended and Restated Investment Management Agreement, dated November 18, 2014, as amended and restated on May 1, 2015 (the “Management Agreement”), a copy of which has been provided to the Sub-Adviser, the Fund has retained the Manager to render advisory and management services with respect to certain of the Fund’s series; and
WHEREAS, pursuant to authority granted to the Manager in the Management Agreement, the Manager wishes to retain the Sub-Adviser to furnish investment advisory services to one or more of the series of the Fund, and the Sub-Adviser is willing to furnish such services to the Fund and the Manager.
NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Sub-Adviser as follows:
1.
Appointment. The Manager hereby appoints the Sub-Adviser to act as the investment adviser and manager to the series of the Fund set forth on Schedule A hereto (the “Series”) for the periods and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. To the extent that the Sub-Adviser is not the only person providing investment advisory services to a Series, the term “Series” shall be interpreted for purposes of this Agreement to only include those assets of the Series over which the Sub-Adviser is directed by the Manager to provide investment advisory services.
In the event the Fund designates one or more series (other than the Series) with respect to which the Manager wishes to retain the Sub-Adviser to render investment advisory services hereunder, it shall notify the Sub-Adviser in writing. If the Sub-Adviser is willing to render such services, it shall notify the Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.
2.
Sub-Adviser Duties. Subject to the supervision of the Fund’s Board of Trustees and the Manager, the Sub-Adviser will provide a continuous investment program for each Series’ portfolio and determine in its discretion the composition of the assets of each Series’ portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio. The Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of each Series’ assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest. To the extent permitted by the investment policies of each Series, the Sub-Adviser shall make decisions for the Series as to foreign currency matters and make determinations as to and execute and perform foreign currency exchange contracts on behalf of the Series. The Sub-Adviser will provide the services under this Agreement in accordance with each Series’ investment objective or objectives, policies, and restrictions as stated in the Fund’s Registration Statement filed with the Securities and Exchange Commission (“SEC”), as amended, copies of which shall be sent to the Sub-Adviser by the Manager prior to the commencement of this Agreement and promptly following any such amendment. The Sub-Adviser further agrees as follows:
(a)
The Sub-Adviser will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Fund’s Board of Trustees of which the Sub-Adviser has been sent a copy, and the provisions of the Registration Statement of the Fund filed under the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, as supplemented or amended, of which the Sub-Adviser has received a copy, and with the Manager’s portfolio manager operating policies and procedures as in effect on the date hereof, as such policies and procedures may be revised or amended by the Manager and agreed to by the Sub-Adviser. In carrying out its duties under the Sub-Advisory Agreement, the Sub-Adviser will comply with the following policies and procedures:
(i)
The Sub-Adviser will (1) manage each Series so that it meets the income and asset diversification requirements of Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”), and (2) manage each Series so that no action or omission on the part of the Sub-Adviser shall cause a Series to fail to comply with the diversification requirements of Section 817(h) of the Code, and the regulations issued thereunder.
(ii)
The Sub-Adviser will have no duty to vote any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested in connection with annual and special meetings of equity stockholders, provided however, that the Sub-Adviser retains responsibility to vote or abstain from voting all solicitations with respect to non-equity portfolio securities and all portfolio securities for matters with regard to bankruptcy or related plans of reorganization, unless the Manager gives the Sub-Adviser written instructions to the contrary. The Sub-Adviser will immediately forward any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested to the Manager or to any agent of the Manager designated by the Manager in writing.
The Sub-Adviser will make appropriate personnel available for consultation for the purpose of reviewing with representatives of the Manager and/or the Board any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested. Upon request, the Sub-Adviser will submit a written voting recommendation to the Manager for such proxies. In making such recommendations, the Sub-Adviser shall use its good faith judgment to act in the best interests of the Series. The Sub-Adviser shall disclose to the best of its knowledge any conflict of interest with the issuers of securities that are the subject of such recommendation including whether such issuers are clients or are being solicited as clients of the Sub-Adviser or of its affiliates.
(iii)
In connection with the purchase and sale of securities for each Series, the Sub-Adviser will arrange for the transmission to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform its administrative and record keeping responsibilities with respect to the Series. With respect to portfolio securities to be settled through the Depository Trust Company, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such trades to the Fund’s custodian and portfolio accounting agent.
(iv)
The Sub-Adviser will assist the custodian and portfolio accounting agent for the Fund in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Fund or adopted by the Board of Trustees, the value of any portfolio securities or other assets of the Series for which the custodian and portfolio accounting agent seeks assistance from or identifies for review by the Sub-Adviser. The parties acknowledge that the Sub-Adviser is not a custodian of the Series’ assets and will not take possession or custody of such assets.
(v)
The Sub-Adviser will provide the Manager, no later than the 10th business day following the end of each Series’ semi-annual period and fiscal year, a letter to shareholders (to be subject to review and editing by the Manager) containing a discussion of those factors referred to in Item 27(b)(7) of 1940 Act Form N-1A in respect of both the prior quarter and the fiscal year to date.
(vi)
The Sub-Adviser will complete and deliver to the Manager a written compliance checklist in a form provided by the Manager for each month by the 10th business day of the following month.
(b)
The Sub-Adviser will complete and deliver to the Manager by the 10th business day of each month a written report on each Series of the Fund that contains the following information as of the immediately previous month’s end.
(i)
A performance comparison to the Series benchmark listed in the prospectus as well as a comparison to other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., or similar independent services that monitor the performance of mutual funds or with other appropriate indexes of investment securities;
(ii)
Composition of the assets of each Series’ portfolio and the impact of key portfolio holdings and sector concentrations on the Series; and
(iii)
Confirmation of each Series’ current investment objective and Sub-Adviser’s projected plan to realize the Series’ investment objectives.
(c)
The Sub-Adviser will contact Morningstar to clarify any style box conflicts with each Series’ style and the anticipated timeframe in which Morningstar will remedy such conflicts, if any.
(d)
The Sub-Adviser will make available to the Fund and the Manager, promptly upon request, any of the Series’ investment records and ledgers maintained by the Sub-Adviser (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Fund) as are necessary to assist the Fund and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940 (the “Advisers Act”), as well as other applicable laws. The Sub-Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services in respect to the Series which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.
(e)
The Sub-Adviser will provide reports to the Fund’s Board of Trustees for consideration at meetings of the Board of Trustees on the investment program for each Series and the issuers and securities represented in each Series’ portfolio, and will furnish the Fund’s Board of Trustees with respect to each Series such periodic and special reports as the Trustees and the Manager may reasonably request.
3.
Broker-Dealer Selection. The Sub-Adviser is authorized to make decisions to buy and sell securities and other investments for each Series’ portfolio, broker-dealer selection, and negotiation of brokerage commission rates in effecting a security transaction. The Sub-Adviser’s primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the prospectus and/or statement of additional information for the Fund, and determined in consultation with the Manager, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and the firm’s risk in positioning a block of securities. Accordingly, the price to a Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Sub-Adviser in the exercise of its fiduciary obligations to the Fund, by other aspects of the portfolio execution services offered. Subject to such policies as the Fund’s Board of Trustees or Manager may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s or the Manager’s overall responsibilities with respect to the Series and to their respective other clients as to which they exercise investment discretion. The Sub-Adviser will consult with the Manager to the end that portfolio transactions on behalf of a Series are directed to broker-dealers on the basis of criteria reasonably considered appropriate by the Manager. To the extent consistent with these standards, the Sub-Adviser is further authorized to allocate the orders placed by it on behalf of a Series to the Sub-Adviser if it is registered as a broker-dealer with the SEC, to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material, or other services to the Series, the Sub-Adviser, or an affiliate of the Sub-Adviser. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine consistent with the above standards, and the Sub-Adviser will report on said allocation regularly to the Fund’s Board of Trustees indicating the broker-dealers to which such allocations have been made and the basis therefor.
4.
Disclosure about Sub-Adviser. The Sub-Adviser has reviewed the most recent Post-Effective Amendment to the Registration Statement for the Fund filed with the SEC that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating, directly or indirectly, to the Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act and will maintain such registration so long as this Agreement remains in effect. The Sub-Adviser will provide the Manager with a copy of the Sub-Adviser’s Form ADV, Part II at the time the Form ADV is filed with the SEC.
5.
Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement. The Manager or the Fund shall be responsible for all the expenses of the Fund’s operations. In addition, if the Fund is required, under applicable law, to supplement the Registration Statement because of a change requested by the Sub-Adviser, the Sub-Adviser will reimburse the Fund and/or the Manager for the cost of preparing, printing and distributing such supplement, unless the Sub-Adviser is requesting the change in order to comply with an applicable law, rule or regulation.
6.
Compensation. For the services provided to each Series, the Manager will pay the Sub-Adviser an annual fee equal to the amount specified for such Series in Schedule A hereto, payable monthly in arrears. The fee will be appropriately prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties. In accordance with the provisions of the Management Agreement, the Manager is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Manager; provided, however, that if the Fund fails to pay the Manager all or a portion of the management fee under said Management Agreement when due, and the amount that was paid is insufficient to cover the Sub-Adviser’s fee under this Agreement for the period in question, then the Sub-Adviser may enforce against the Fund any rights it may have as a third-party beneficiary under the Management Agreement and the Manager will take all steps appropriate under the circumstances to collect the amount due from the Fund.
7.
Marketing Materials.
(a)
During the term of this Agreement, the Sub-Adviser agrees to furnish the Manager at its principal office for prior review and approval by the Manager all written and/or printed materials, including but not limited to, PowerPoint or slide presentations, news releases, advertisements, brochures, fact sheets and other promotional, informational or marketing materials (the “Marketing Materials”) for internal use or public dissemination, that are produced or are for use or reference by the Sub-Adviser, its affiliates or other designees, broker-dealers or the public in connection with the Series, and Sub-Adviser shall not use any such materials if the Manager reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. Marketing Materials may be furnished to the Manager by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.
(b)
During the term of this Agreement, the Manager agrees to furnish the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, or Marketing Materials prepared for distribution to shareholders of each Series, or the public that refer to the Sub-Adviser in any way, prior to the use thereof, and the Manager shall not use any such materials if the Sub-Adviser reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. The Sub-Adviser’s right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients. The Manager agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph. Marketing Materials may be furnished to the Sub-Adviser by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

8.
Compliance.
(a)
The Sub-Adviser agrees to use reasonable compliance techniques as the Manager or the Board of Trustees may adopt, including any written compliance procedures.
(b)
The Sub-Adviser agrees that it shall promptly notify the Manager and the Fund (i) in the event that the SEC has censured the Sub-Adviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (ii) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Sub-Adviser further agrees to notify the Manager and the Fund promptly of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Registration Statement or prospectus for the Fund (which describes the Series), or any amendment or supplement thereto, or if any statement contained therein that becomes untrue in any material respect.
(c)
The Manager agrees that it shall promptly notify the Sub-Adviser (i) in the event that the SEC has censured the Manager or the Fund; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager’s registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (ii) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.
9.
Books and Records. The Sub-Adviser hereby agrees that all records which it maintains for the Series are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund’s or the Manager’s request in compliance with the requirements of Rule 31a-3 under the 1940 Act, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act.
10.
Cooperation; Confidentiality. Each party to this Agreement agrees to cooperate with the other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Fund. Subject to the foregoing, the Sub-Adviser shall treat as confidential all information pertaining to the Fund and actions of the Fund, the Manager and the Sub-Adviser, and the Manager shall treat as confidential and use only in connection with the Series all information furnished to the Fund or the Manager by the Sub-Adviser, in connection with its duties under the Agreement except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law, if generally available to the public through means other than by disclosure by the Sub-Adviser or the Manager, or if available from a source other than the Manager, Sub-Adviser or the Fund.
11.
Non-Exclusivity. The services of the Sub-Adviser to the Series and the Fund are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities.
12.
Prohibited Conduct. The Sub-Adviser may not consult with any other sub-adviser of the Fund concerning transactions in securities or other assets for any investment portfolio of the Fund, including the Series, except that such consultations are permitted between the current and successor sub-advisers of the Series in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.
13.
Representations Respecting Sub-Adviser. The Manager agrees that neither the Manager, nor affiliated persons of the Manager, shall give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Sub-Adviser or the Series other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Fund’s shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved in advance by the Sub-Adviser, except with the prior permission of the Sub-Adviser.
14.
Control. Notwithstanding any other provision of the Agreement, it is understood and agreed that the Fund shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and has reserved the right to reasonably direct any action hereunder taken on its behalf by the Sub-Adviser.
15.
Liability. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Manager agrees that the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Sub-Adviser (1) shall bear no responsibility and shall not be subject to any liability for any act or omission respecting any series of the Trust that is not a Series hereunder, and (2) shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Sub-Adviser’s duties, or by reason of reckless disregard of the Sub-Adviser’s obligations and duties under this Agreement.
16.
Indemnification.
(a)
The Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls (“controlling person”) the Sub-Adviser (all of such persons being referred to as “Sub-Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers

Act, under any other statute, at common law or otherwise, arising out of the Manager’s responsibilities to the Fund which (1) may be based upon the Manager’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Manager’s reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering shares of the Fund or any Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Fund or to any affiliated person of the Manager by a Sub-Adviser Indemnified Person; provided however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.
(b)
Notwithstanding Section 15 of this Agreement, the Sub-Adviser agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and any controlling person of the Manager (all of such persons being referred to as “Manager Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Sub-Adviser’s responsibilities as Sub-Adviser of the Series which (1) may be based upon the Sub-Adviser’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Sub-Adviser’s reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering the shares of the Fund or any Series, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, the Fund, or any affiliated person of the Manager or Fund by the Sub-Adviser or any affiliated person of the Sub-Adviser; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.
(c)
The Manager shall not be liable under Paragraph (a) of this Section 16 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability which it may have to the Sub-Adviser Indemnified Person against whom such action is brought except to the extent the Manager is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Sub-Adviser Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Sub-Adviser Indemnified Person. If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent the Manager and the Sub-Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be satisfactory to the Manager and to the Sub-Adviser Indemnified Person. The Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Sub-Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Sub-Adviser Indemnified Person.
(d)
The Sub-Adviser shall not be liable under Paragraph (b) of this Section 16 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability which it may have to the Manager Indemnified Person against whom such action is brought except to the extent the Sub-Adviser is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Manager Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person. If the Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent both the Sub-Adviser and the Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Sub-Adviser and to the Manager Indemnified Person. The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Sub-Adviser shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Manager Indemnified Person.
17.
Duration and Termination.
(a)
With respect to each Series identified as a Series on Schedule A hereto as in effect on the date of this Agreement, unless earlier terminated with respect to any Series, this Agreement shall continue in full force and effect for two years from the effective date with respect to each such Series of this Agreement. Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees of the Fund, or (ii) the vote of a majority of the outstanding voting shares of the Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Fund who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.
With respect to any Series that is added to Schedule A hereto as a Series after the date of this Agreement, the Agreement shall become effective on the later of (i) the date Schedule A is amended to reflect the addition of such Series as a Series under the Agreement or (ii) the date upon which the shares of the Series are first sold to the public, subject to the condition that the Fund’s Board of Trustees, including a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Manager, and the shareholders of such Series, shall have approved this Agreement. Unless terminated earlier as provided herein with respect to any such Series, the Agreement shall continue in full force and effect for a period of two years from the date of its effectiveness (as identified above) with respect to that Series. Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees of the Fund, or (ii) vote of a majority of the outstanding voting shares of such Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Fund who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval. However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or (ii) that this agreement has not been approved by the vote of a majority of the outstanding shares of the Fund, unless such approval shall be required by any other applicable law or otherwise.
Notwithstanding the foregoing, this Agreement may be terminated with respect to any Series covered by this Agreement: (i) by the Manager at any time, upon sixty (60) days’ written notice to the Sub-Adviser and the Fund, (ii) at any time without payment of any penalty by the Fund, by the Fund’s Board of Trustees or a majority of the outstanding voting securities of each Series, upon sixty (60) days’ written notice to the Manager and the Sub-Adviser, or (iii) by the Sub-Adviser upon three (3) months’ written notice unless the Fund or the Manager requests additional time to find a replacement for the Sub-Adviser, in which case the Sub-Adviser shall allow the additional time requested by the Fund or Manager not to exceed three (3) additional months beyond the initial three-month notice period; provided, however, that the Sub-Adviser may terminate this Agreement at any time without penalty, effective upon written notice to the Manager and the Fund, in the event either the Sub-Adviser (acting in good faith) or the Manager ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Fund, or in the event the Manager becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or in the event that the Sub-Adviser does not receive compensation for its services from the Manager or the Fund as required by the terms of this Agreement.
In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the Fund, free from any claim or retention of rights in such record by the Sub-Adviser, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. This Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act). In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 9, 10, 13, 14, 15 and 16 of this Agreement shall remain in effect, as well as any applicable provision of this Section numbered 17 and, to the extent that only amounts are owed to the Sub-Adviser as compensation for services rendered while the Agreement was in effect, Section 6.
(b)
Notices. Any notice must be in writing and shall be sufficiently given (1) when delivered in person, (2) when dispatched by telegram or electronic facsimile transfer (confirmed in writing by postage prepaid first class air mail simultaneously dispatched), (3) when sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (4) when sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.
If to the Fund:
Voya Mutual Funds
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258-2034
Attention: Huey P. Falgout, Jr.

If to the Sub-Adviser:
Sustainable Growth Advisers, L.P.
301 Tresser Boulevard
Stamford, Connecticut 06901
Attention: Daniel Callaway
If to the Manager:
Voya Investments, LLC
7337 East Doubletree Ranch Road
Suite 100
Scottsdale, Arizona 85258
Attention: Todd Modic
18.
Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved as required by applicable law..
19.
Use of Names.
(a)
It is understood that the name “Voya Investments, LLC” or any trademark, trade name, service mark, or logo, or any variation of such trademark, service mark, or logo of the Manager or its affiliates, including but not limited to the mark “Voya®” (collectively, the “Voya Marks”) is the valuable property of the Manager and/or its affiliates, and that the Sub-Adviser has the right to use such Voya Marks only with the prior written consent of the Manager and only so long as the Sub-Adviser is a sub-adviser to the Fund/Series. In the event that the Sub-Adviser is no longer the Sub-Adviser to the Fund and/or the Series, or upon the termination of the Investment Management Agreement between the Fund and the Manager without its replacement with another agreement, or the earlier request of the Manager, the Sub-Adviser shall, as soon as is reasonably possible, discontinue all use of the Voya Marks.
(b)
It is understood that the name “Sustainable Growth Advisers, L.P.” or any trademark, trade name, service mark, or logo, or any variation of such trademark, trade name, service mark, or logo of the Sub-Adviser or its affiliates (collectively, the “ Sub-Adviser Marks”) are the valuable property of the Sub-Adviser and its affiliates and that the Fund and/or the Series have the right to use such Sub-Adviser Marks in the names of the Series and in offering materials of the Fund only with the approval of the Sub-Adviser and only for so long as the Sub-Adviser is a sub-adviser to the Fund and/or the Series. In the event that the Sub-Adviser is no longer the Sub-Adviser to the Fund and/or the Series, or upon the termination of the Investment Management Agreement between the Fund and the Manager without its replacement with another agreement, or the earlier request of the Sub-Adviser, the Manager shall, as soon as is reasonably possible, discontinue all use of the Sub-Adviser Marks.
20.
Miscellaneous.
(a)
This Agreement shall be governed by the laws of the State of Arizona, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder, and without regard for the conflicts of laws principle thereof. The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act.
(b)
The Manager and the Sub-Adviser acknowledge that the Fund enjoys the rights of a third-party beneficiary under this Agreement, and the Manager acknowledges that the Sub-Adviser enjoys the rights of a third party beneficiary under the Management Agreement.
(c)
The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.
(d)
To the extent permitted under Section 17 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties.
(e)
If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.
(f)
Nothing herein shall be construed as constituting the Sub-Adviser as an agent or co-partner of the Manager, or constituting the Manager as an agent or co-partner of the Sub-Adviser.
(g)
This Agreement may be executed in counterparts.
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APPENDIX C: OFFICERS OF THE FUND
Name and Title of each Officer of the Fund
Andy Simonoff – President and Chief Executive Officer
Jonathan Nash – Executive Vice President and Chief Investment Risk Officer
James M. Fink – Executive Vice President
Steven Hartstein – Chief Compliance Officer
Todd Modic – Senior Vice President, Chief/Principal Financial Officer, and Assistant Secretary
Kimberly A. Anderson – Senior Vice President
Sara M. Donaldson – Senior Vice President
Andrew K. Schlueter – Vice President
Robert Terris – Senior Vice President
Joanne F. Osberg – Senior Vice President and Secretary
Fred Bedoya – Vice President, Principal Accounting Officer and Treasurer
Robyn L. Ichilov – Vice President
Jason Kadavy – Vice President
Erica McKenna – Vice President
Craig Wheeler – Vice President
Nicholas C.D. Ward – Assistant Vice President and Assistant Secretary
Gizachew Wubishet – Assistant Vice President and Assistant Secretary
Monia Piacenti – Anti-Money Laundering Officer

APPENDIX D: BENEFICIAL OWNERSHIP AS OF THE RECORD DATE
The following table provides information about the persons or entities who, to the knowledge of the Fund, owned beneficially or of record 5% or more of any class of the Fund’s outstanding shares as of July 14, 2023.
Name and Address of Shareholder	Percent of Class of Shares and Type of Ownership	Percentage of Fund
National Financial Services LLC For Exclusive Benefit of Our Customers 499 Washington Boulevard, Floor 5 Jersey City, New Jersey 07310-2010	10.3%; Class A Beneficial	0.6%
Charles Schwab & Co., Inc. Special Custody Acct FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4122	16.7%; Class A Beneficial	1.0%
Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399-0001	6.7%; Class C 96.7%; Class W Beneficial	11.6%
J.P. Morgan Securities LLC For the Exclusive Benefit of Our Customers 4 Chase Metrotech Center Brooklyn, New York 11245	20.7%; Class C Beneficial	0.0%
Vanguard Brokerage Services A/C 7718-2288 PO Box 982901 El Paso, Texas 79998-2901	9.3%; Class C Beneficial	0.0%
BNYM I S Trust Co Cust Simple IRA Arun Nagappan 10811 Second Street Fairfax, Virginia 22030-4707	10.5%: Class C Beneficial	0.0%
BNYM I S Trust Co Cust IRA FBO Ahmad N Aqqad Attn: Lamina of Vail 1 Willow Bridge Road, Suite CS1 Vail, Colorado 81657-5306	6.5%; Class C Beneficial	0.0%
BNYM I S Trust Co SEP IRA FBO Ayrianne P Parks 1346 Monroe Street NE Washington, DC 20017-2509	8.8%; Class C Beneficial	0.0%
Voya Solution 2025 Portfolio Attn: Voya Operations 7337 E Doubletree Ranch Road Scottsdale, Arizona 85258-2034	6.0%; Class I Beneficial	4.9%
Voya Solution 2035 Portfolio Attn: Voya Operations 7337 E Doubletree Ranch Road Scottsdale, Arizona 85258-2034	12.2%; Class I Beneficial	10.1%
Voya Solution 2045 Portfolio Attn: Voya Operations 7337 E Doubletree Ranch Road Scottsdale, Arizona 85258-2034	11.7%; Class I Beneficial	9.6%
Voya Global Diversified Payment Fund Attn: Voya Operations 7337 E Doubletree Ranch Road Scottsdale, Arizona 85258-2034	5.1%; Class I Beneficial	4.2%
Voya Solution Moderately Aggressive Portfolio Attn: Voya Operations 7337 E Doubletree Ranch Road Scottsdale, Arizona 85258-2034	6.2%; Class I Beneficial	5.1%

Name and Address of Shareholder	Percent of Class of Shares and Type of Ownership	Percentage of Fund
Voya Global Perspectives Fund Attn: Voya Operations 7337 E Doubletree Ranch Road Scottsdale, Arizona 85258-2034	5.2%; Class I Beneficial	4.3%
Ascensus Trust Company FBO Energy Management Specialists, Inc. 209682 PO Box 10758 Fargo, North Dakota 58106	40.1%; Class R Beneficial	0.0%
Ascensus Trust Company FBO Greenberg Enterprises Retirement Pl 219473 PO Box 10758 Fargo, North Dakota 58106	21.0%; Class R Beneficial	0.0%
Ascensus Trust Company FBO Dulin Automotive Simple IRA Plan 5 2100 PO Box 10758 Fargo, North Dakota 58106	16.7%; Class R Beneficial	0.0%
PAI Trust Company, Inc. Tucker Corp 401(K) P/S Plan 1300 Enterprise Drive De Pere, Wisconsin 54115-0000	22.2%; Class R Beneficial	0.0%

APPENDIX E: ADVISORY FEES

During the past three fiscal years, the Fund paid the following investment management fees to the Investment Adviser or its affiliates.
October 31, 2022	October 31, 2021	October 31, 2020
$4,450,757	$5,395,263	$4,070,852